EXHIBIT 10.33

                                      NOTE
                                      ----

$70,000,000.00                                                 November __, 2007


     FOR VALUE RECEIVED, KIERLAND CROSSING, LLC, a Delaware limited liability company ("Borrower"), promises to pay to the order of KEYBANK NATIONAL ASSOCIATION, a national banking association ("Lender") the principal amount of Seventy Million and 00/100 Dollars ($70,000,000.00), or such lesser aggregate amount of Advances as may be made and outstanding pursuant to Lender's Commitment under the Loan Agreement hereinafter described, payable as hereinafter set forth. Borrower promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

     Reference is made to the Construction, Acquisition and Interim Loan Agreement of even date herewith among Borrower, KeyBank National Association as Administrative Agent, Lender and the other "Lenders" identified therein (as it may have been or may hereafter be amended, amended and restated, modified, supplemented or renewed from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings ascribed to those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

     The principal indebtedness evidenced by this Note shall be payable and prepayable as provided in the Loan Agreement and in any event on the Maturity Date (which shall be May __, 2011, subject to extension as provided in Section
2.6 of the Loan Agreement).

     Interest shall be payable on the outstanding daily unpaid principal amount of each Advance outstanding hereunder from the date such Advance was made until payment in full, and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement both before and after default and before and after maturity and judgment.

     The amount of each payment hereunder shall be made to Lender at Administrative Agent's office (as designated by Administrative Agent from time to time), for the account of Lender, in Dollars and in immediately available funds not later than 2:00 p.m., Cleveland time, on the day of payment (which must be a Banking Day). All payments received after 2:00 p.m., Cleveland time, on any Banking Day, shall be deemed received on the next succeeding Banking Day. Lender shall keep a record of Advances made by it and payments of principal with respect to this Note, and such record shall be presumptive evidence of the principal amount owing under this Note, absent manifest error.

     Without limiting any applicable provisions of the Loan Agreement, Borrower hereby promises to pay all costs and expenses of any holder hereof incurred in collecting Borrower's obligations hereunder or in enforcing or attempting to enforce any of holder's rights hereunder, including reasonable attorneys' fees, whether or not an action is filed in connection therewith.

     Borrower hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest, and any other notice or formality, to the fullest extent permitted by applicable Laws.

     Assignment of this Note is subject to the consent of certain parties pursuant to Section 18.7 of the Loan Agreement.

     This Note shall be delivered to and accepted by Lender in the State of Ohio, and shall be governed by, and construed and enforced in accordance with, the internal Laws thereof without regard to the choice of law provisions thereof.

                              "Borrower"

                              KIERLAND CROSSING, LLC, a Delaware limited liability company

                              By:  Glimcher Kierland Crossing, LLC, a
                                   Delaware limited liability company, its
                                   managing member

                              By: Glimcher Properties Limited Partnership, a Delaware limited partnership, its sole member

                                   By:  Glimcher Properties Corporation, its
                                        sole general partner

                                        By:
                                           ----------------------------------
                                        Name:  George A. Schmidt
                                        Title: Executive Vice President and
                                               Chief Investment Officer

                                      NOTE
                                      ----

$40,000,000.00                                                 November __, 2007


     FOR VALUE RECEIVED, KIERLAND CROSSING, LLC, a Delaware limited liability company ("Borrower"), promises to pay to the order of EUROHYPO AG, NEW YORK BRANCH ("Lender") the principal amount of Forty Million and 00/100 Dollars ($40,000,000.00), or such lesser aggregate amount of Advances as may be made and outstanding pursuant to Lender's Commitment under the Loan Agreement hereinafter described, payable as hereinafter set forth. Borrower promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

     Reference is made to the Construction, Acquisition and Interim Loan Agreement of even date herewith among Borrower, KeyBank National Association as Administrative Agent, Lender and the other "Lenders" identified therein (as it may have been or may hereafter be amended, amended and restated, modified, supplemented or renewed from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings ascribed to those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

     The principal indebtedness evidenced by this Note shall be payable and prepayable as provided in the Loan Agreement and in any event on the Maturity Date (which shall be May __, 2011, subject to extension as provided in Section
2.6 of the Loan Agreement).

     Interest shall be payable on the outstanding daily unpaid principal amount of each Advance outstanding hereunder from the date such Advance was made until payment in full, and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement both before and after default and before and after maturity and judgment.

     The amount of each payment hereunder shall be made to Lender at Administrative Agent's office (as designated by Administrative Agent from time to time), for the account of Lender, in Dollars and in immediately available funds not later than 2:00 p.m., Cleveland time, on the day of payment (which must be a Banking Day). All payments received after 2:00 p.m., Cleveland time, on any Banking Day, shall be deemed received on the next succeeding Banking Day. Lender shall keep a record of Advances made by it and payments of principal with respect to this Note, and such record shall be presumptive evidence of the principal amount owing under this Note, absent manifest error.

     Without limiting any applicable provisions of the Loan Agreement, Borrower hereby promises to pay all costs and expenses of any holder hereof incurred in collecting Borrower's obligations hereunder or in enforcing or attempting to enforce any of holder's rights hereunder, including reasonable attorneys' fees, whether or not an action is filed in connection therewith.

     Borrower hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest, and any other notice or formality, to the fullest extent permitted by applicable Laws.

     Assignment of this Note is subject to the consent of certain parties pursuant to Section 18.7 of the Loan Agreement.

     This Note shall be delivered to and accepted by Lender in the State of Ohio, and shall be governed by, and construed and enforced in accordance with, the internal Laws thereof without regard to the choice of law provisions thereof.

                            "Borrower"

                            KIERLAND CROSSING, LLC, a Delaware limited liability company

                            By:  Glimcher Kierland Crossing, LLC, a
                                 Delaware limited liability company, its
                                 managing member

                            By:  Glimcher Properties Limited Partnership,
                                 a Delaware limited partnership, its sole member

                                 By: Glimcher Properties Corporation, its sole general partner

                                      By:
                                         -------------------------------
                                      Name:  George A. Schmidt
                                      Title: Executive Vice President and
                                             Chief Investment Officer

                                      NOTE
                                      ----

$40,000,000.00                                                 November __, 2007


     FOR VALUE RECEIVED, KIERLAND CROSSING, LLC, a Delaware limited liability company ("Borrower"), promises to pay to the order of THE HUNTINGTON NATIONAL BANK ("Lender") the principal amount of Forty Million and 00/100 Dollars ($40,000,000.00), or such lesser aggregate amount of Advances as may be made and outstanding pursuant to Lender's Commitment under the Loan Agreement hereinafter described, payable as hereinafter set forth. Borrower promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

     Reference is made to the Construction, Acquisition and Interim Loan Agreement of even date herewith among Borrower, KeyBank National Association as Administrative Agent, Lender and the other "Lenders" identified therein (as it may have been or may hereafter be amended, amended and restated, modified, supplemented or renewed from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings ascribed to those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

     The principal indebtedness evidenced by this Note shall be payable and prepayable as provided in the Loan Agreement and in any event on the Maturity Date (which shall be May __, 2011, subject to extension as provided in Section
2.6 of the Loan Agreement).

     Interest shall be payable on the outstanding daily unpaid principal amount of each Advance outstanding hereunder from the date such Advance was made until payment in full, and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement both before and after default and before and after maturity and judgment.

     The amount of each payment hereunder shall be made to Lender at Administrative Agent's office (as designated by Administrative Agent from time to time), for the account of Lender, in Dollars and in immediately available funds not later than 2:00 p.m., Cleveland time, on the day of payment (which must be a Banking Day). All payments received after 2:00 p.m., Cleveland time, on any Banking Day, shall be deemed received on the next succeeding Banking Day. Lender shall keep a record of Advances made by it and payments of principal with respect to this Note, and such record shall be presumptive evidence of the principal amount owing under this Note, absent manifest error.

     Without limiting any applicable provisions of the Loan Agreement, Borrower hereby promises to pay all costs and expenses of any holder hereof incurred in collecting Borrower's obligations hereunder or in enforcing or attempting to enforce any of holder's rights hereunder, including reasonable attorneys' fees, whether or not an action is filed in connection therewith.

     Borrower hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest, and any other notice or formality, to the fullest extent permitted by applicable Laws.

     Assignment of this Note is subject to the consent of certain parties pursuant to Section 18.7 of the Loan Agreement.

     This Note shall be delivered to and accepted by Lender in the State of Ohio, and shall be governed by, and construed and enforced in accordance with, the internal Laws thereof without regard to the choice of law provisions thereof.

                             "Borrower"

                             KIERLAND CROSSING, LLC, a Delaware limited liability company

                             By:  Glimcher Kierland Crossing, LLC, a
                                  Delaware limited liability company, its
                                  managing member

                             By: Glimcher Properties Limited Partnership, a Delaware limited partnership, its sole member

                                  By: Glimcher Properties Corporation, its sole general partner

                                       By:
                                          ----------------------------------
                                       Name:  George A. Schmidt
                                       Title: Executive Vice President and
                                              Chief Investment Officer

                                      NOTE
                                      ----

$30,000,000.00                                                 November __, 2007


     FOR VALUE RECEIVED, KIERLAND CROSSING, LLC, a Delaware limited liability company ("Borrower"), promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION ("Lender") the principal amount of Thirty Million and 00/100 Dollars ($30,000,000.00), or such lesser aggregate amount of Advances as may be made and outstanding pursuant to Lender's Commitment under the Loan Agreement hereinafter described, payable as hereinafter set forth. Borrower promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

     Reference is made to the Construction, Acquisition and Interim Loan Agreement of even date herewith among Borrower, KeyBank National Association as Administrative Agent, Lender and the other "Lenders" identified therein (as it may have been or may hereafter be amended, amended and restated, modified, supplemented or renewed from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings ascribed to those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

     The principal indebtedness evidenced by this Note shall be payable and prepayable as provided in the Loan Agreement and in any event on the Maturity Date (which shall be May __, 2011, subject to extension as provided in Section
2.6 of the Loan Agreement).

     Interest shall be payable on the outstanding daily unpaid principal amount of each Advance outstanding hereunder from the date such Advance was made until payment in full, and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement both before and after default and before and after maturity and judgment.

     The amount of each payment hereunder shall be made to Lender at Administrative Agent's office (as designated by Administrative Agent from time to time), for the account of Lender, in Dollars and in immediately available funds not later than 2:00 p.m., Cleveland time, on the day of payment (which must be a Banking Day). All payments received after 2:00 p.m., Cleveland time, on any Banking Day, shall be deemed received on the next succeeding Banking Day. Lender shall keep a record of Advances made by it and payments of principal with respect to this Note, and such record shall be presumptive evidence of the principal amount owing under this Note, absent manifest error.

     Without limiting any applicable provisions of the Loan Agreement, Borrower hereby promises to pay all costs and expenses of any holder hereof incurred in collecting Borrower's obligations hereunder or in enforcing or attempting to enforce any of holder's rights hereunder, including reasonable attorneys' fees, whether or not an action is filed in connection therewith.

     Borrower hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest, and any other notice or formality, to the fullest extent permitted by applicable Laws.

     Assignment of this Note is subject to the consent of certain parties pursuant to Section 18.7 of the Loan Agreement.

     This Note shall be delivered to and accepted by Lender in the State of Ohio, and shall be governed by, and construed and enforced in accordance with, the internal Laws thereof without regard to the choice of law provisions thereof.

                             "Borrower"

                             KIERLAND CROSSING, LLC, a Delaware limited liability company

                             By:  Glimcher Kierland Crossing, LLC, a
                                  Delaware limited liability company, its
                                  managing member

                             By: Glimcher Properties Limited Partnership, a Delaware limited partnership, its sole member

                                  By: Glimcher Properties Corporation, its sole general partner

                                       By:
                                          ----------------------------------
                                       Name:  George A. Schmidt
                                       Title: Executive Vice President and
                                              Chief Investment Officer

                                      NOTE
                                      ----

$20,000,000.00                                                 November __, 2007


     FOR VALUE RECEIVED, KIERLAND CROSSING, LLC, a Delaware limited liability company ("Borrower"), promises to pay to the order of NATIONAL CITY BANK ("Lender") the principal amount of Twenty Million and 00/100 Dollars ($20,000,000.00), or such lesser aggregate amount of Advances as may be made and outstanding pursuant to Lender's Commitment under the Loan Agreement hereinafter described, payable as hereinafter set forth. Borrower promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

     Reference is made to the Construction, Acquisition and Interim Loan Agreement of even date herewith among Borrower, KeyBank National Association as Administrative Agent, Lender and the other "Lenders" identified therein (as it may have been or may hereafter be amended, amended and restated, modified, supplemented or renewed from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings ascribed to those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

     The principal indebtedness evidenced by this Note shall be payable and prepayable as provided in the Loan Agreement and in any event on the Maturity Date (which shall be May __, 2011, subject to extension as provided in Section
2.6 of the Loan Agreement).

     Interest shall be payable on the outstanding daily unpaid principal amount of each Advance outstanding hereunder from the date such Advance was made until payment in full, and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement both before and after default and before and after maturity and judgment.

     The amount of each payment hereunder shall be made to Lender at Administrative Agent's office (as designated by Administrative Agent from time to time), for the account of Lender, in Dollars and in immediately available funds not later than 2:00 p.m., Cleveland time, on the day of payment (which must be a Banking Day). All payments received after 2:00 p.m., Cleveland time, on any Banking Day, shall be deemed received on the next succeeding Banking Day. Lender shall keep a record of Advances made by it and payments of principal with respect to this Note, and such record shall be presumptive evidence of the principal amount owing under this Note, absent manifest error.

     Without limiting any applicable provisions of the Loan Agreement, Borrower hereby promises to pay all costs and expenses of any holder hereof incurred in collecting Borrower's obligations hereunder or in enforcing or attempting to enforce any of holder's rights hereunder, including reasonable attorneys' fees, whether or not an action is filed in connection therewith.

     Borrower hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest, and any other notice or formality, to the fullest extent permitted by applicable Laws.

     Assignment of this Note is subject to the consent of certain parties pursuant to Section 18.7 of the Loan Agreement.

     This Note shall be delivered to and accepted by Lender in the State of Ohio, and shall be governed by, and construed and enforced in accordance with, the internal Laws thereof without regard to the choice of law provisions thereof.

                             "Borrower"

                             KIERLAND CROSSING, LLC, a Delaware limited liability company

                             By:  Glimcher Kierland Crossing, LLC, a
                                  Delaware limited liability company, its
                                  managing member

                             By: Glimcher Properties Limited Partnership, a Delaware limited partnership, its sole member

                                  By: Glimcher Properties Corporation, its sole general partner

                                       By:
                                          -----------------------------------
                                       Name:  George A. Schmidt
                                       Title: Executive Vice President and
                                              Chief Investment Officer

                                      NOTE
                                      ----

$20,000,000.00                                                 November __, 2007


     FOR VALUE RECEIVED, KIERLAND CROSSING, LLC, a Delaware limited liability company ("Borrower"), promises to pay to the order PNC BANK, NATIONAL ASSOCIATION ("Lender") the principal amount of Twenty Million and 00/100 Dollars ($20,000,000.00), or such lesser aggregate amount of Advances as may be made and outstanding pursuant to Lender's Commitment under the Loan Agreement hereinafter described, payable as hereinafter set forth. Borrower promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

     Reference is made to the Construction, Acquisition and Interim Loan Agreement of even date herewith among Borrower, KeyBank National Association as Administrative Agent, Lender and the other "Lenders" identified therein (as it may have been or may hereafter be amended, amended and restated, modified, supplemented or renewed from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings ascribed to those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

     The principal indebtedness evidenced by this Note shall be payable and prepayable as provided in the Loan Agreement and in any event on the Maturity Date (which shall be May __, 2011, subject to extension as provided in Section
2.6 of the Loan Agreement).

     Interest shall be payable on the outstanding daily unpaid principal amount of each Advance outstanding hereunder from the date such Advance was made until payment in full, and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement both before and after default and before and after maturity and judgment.

     The amount of each payment hereunder shall be made to Lender at Administrative Agent's office (as designated by Administrative Agent from time to time), for the account of Lender, in Dollars and in immediately available funds not later than 2:00 p.m., Cleveland time, on the day of payment (which must be a Banking Day). All payments received after 2:00 p.m., Cleveland time, on any Banking Day, shall be deemed received on the next succeeding Banking Day. Lender shall keep a record of Advances made by it and payments of principal with respect to this Note, and such record shall be presumptive evidence of the principal amount owing under this Note, absent manifest error.

     Without limiting any applicable provisions of the Loan Agreement, Borrower hereby promises to pay all costs and expenses of any holder hereof incurred in collecting Borrower's obligations hereunder or in enforcing or attempting to enforce any of holder's rights hereunder, including reasonable attorneys' fees, whether or not an action is filed in connection therewith.

     Borrower hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest, and any other notice or formality, to the fullest extent permitted by applicable Laws.

     Assignment of this Note is subject to the consent of certain parties pursuant to Section 18.7 of the Loan Agreement.

     This Note shall be delivered to and accepted by Lender in the State of Ohio, and shall be governed by, and construed and enforced in accordance with, the internal Laws thereof without regard to the choice of law provisions thereof.

                            "Borrower"

                            KIERLAND CROSSING, LLC, a Delaware limited liability company

                            By:  Glimcher Kierland Crossing, LLC, a
                                 Delaware limited liability company, its
                                 managing member

                            By: Glimcher Properties Limited Partnership, a Delaware limited partnership, its sole member

                                 By: Glimcher Properties Corporation, its sole general partner

                                      By:
                                         -----------------------------------
                                      Name:  George A. Schmidt
                                      Title: Executive Vice President and
                                             Chief Investment Officer